UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________

FORM 8-K

____________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

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UBER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Market Street, 4th Floor

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 612-8582

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

 ____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 5.07  Submission of Matters to a Vote of Security Holders

On May 11, 2020, Uber Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). Present at the Meeting in person or by proxy were holders of 1,437,285,653 shares of common stock of the Company, representing 83% of the voting power of the shares of common stock of the Company as of the close of business on March 16, 2020, the record date for the Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.	To elect nine directors to serve until the 2021 annual meeting and until their successors are elected.

2.	To approve, on an advisory basis, the 2019 compensation of the Company’s named executive officers.

3.	To approve, on an advisory basis, the frequency of the advisory vote on executive compensation.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Ronald Sugar	1,067,989,045	47,087,880	8,217,753	313,990,975
Ursula Burns	1,094,928,618	21,435,957	6,930,103	313,990,975
Robert Eckert	1,076,942,803	34,873,709	11,478,166	313,990,975
Amanda Ginsberg	1,105,545,841	6,531,931	11,216,906	313,990,975
Dara Khosrowshahi	1,110,057,349	6,705,030	6,532,299	313,990,975
Wan Ling Martello	1,094,549,336	21,784,820	6,960,522	313,990,975
Yasir Al-Rumayyan	1,049,248,328	67,054,289	6,992,061	313,990,975
John Thain	1,110,463,016	5,783,871	7,047,791	313,990,975
David Trujillo	1,063,124,410	53,171,941	6,998,327	313,990,975

Based on the votes set forth above, each director nominee was duly elected to serve until the 2021 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes

789,361,890	324,813,014	9,119,774	313,990,975

Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

3. Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

1-Year	2-Year	3-year	Abstain	Broker Non-Votes

1,108,145,873	801,328	7,348,470	6,999,007	313,990,975

Based on the result of this proposal, the Compensation Committee has determined to hold annual advisory votes on executive compensation.

4. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain

1,419,299,517	10,821,201	7,164,935

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.

Item. 8.01 Other Events

On May 13, 2020, the Company issued a press release announcing the proposed offering of $750 million aggregate principal amount of senior notes due 2025 (the “Notes”) in a private placement (the “Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company intends to use the net proceeds for working capital and other general corporate purposes, which may include potential acquisitions and strategic transactions. A copy of the press release announcing the Offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the Offering of the Notes, the Company intends to disclose certain information regarding its business to prospective investors in a confidential preliminary offering memorandum dated May 13, 2020. The preliminary offering memorandum includes information that supplements or updates certain prior disclosures of the Company, which information is attached hereto as Exhibit 99.2 and incorporated herein by reference.

This Current Report on Form 8-K (this “Report”) does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offers of the securities would be made only by means of a confidential offering memorandum. These securities have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to: statements concerning the proposed terms of the Notes, the completion, timing and size of the proposed Offering and the anticipated use of the net proceeds from the Offering; the discontinuation and transfer of the Company’s Uber Eats operations in certain jurisdictions and the timing thereof; the completion and timing of the Company’s transactions and agreements with Lime related to the Company’s dockless e-bikes and e-scooters business and operations operated as JUMP; the Company’s expectations regarding restructurings and other cost savings measures that it has taken and expects to take in the near future, including the amount of any charge it would take in connection with such measures, the amount of cost savings from such measures, and the effect of such measures on the Company’s ability to conduct its key business functions; and the ultimate impact of COVID-19 on the Company’s business, results of operations, financial position and cash flows and any additional response initiatives that the Company may take. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, without limitation, risks and uncertainties related to the satisfaction of customary closing conditions related to the Offering, the impact of general economic, industry or political conditions in the United States or internationally, the severity and duration of the COVID-19 outbreak, additional actions that may be taken by governmental authorities, and further impact on the Company’s business, Drivers, Restaurants, consumers, and business partners, and other factors described under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed with the Securities and Exchange Commission on May 8, 2020 (the “Form 10-Q”). There can be no assurance that the Company will be able to complete the Offering on the anticipated terms, or at all. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Report. Additional risks and uncertainties relating to the Offering, the Company and its business can be found under the heading “Risk Factors” in the Company’s Form 10-Q, as updated by the recent developments included in the information attached as Exhibit 99.2 to this Report. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	Press Release dated May 13, 2020
99.2	Excerpts from Confidential Preliminary Offering Memorandum dated May 13, 2020
104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: May 13, 2020	By: /s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer